UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On April 27, 2021, Petroteq Energy Inc. (the "Company"), pursuant to the agreement announced on April 9, 2021 to amend a previously-issued US$2,400,000 principal amount secured convertible debenture (the "Debenture"): (a) issued 26,334,246 common shares at a deemed price of US$0.047 per share to settle all accrued and unpaid interest and penalties under the Debenture to March 26, 2020, in the aggregate amount of US$1,227,066.43; and (b) settled US$600,000 of the original principal amount of the Debenture for 15,000,000 common shares of the Company, at a deemed price of US$0.04 per share.

As previously disclosed, the Debenture was originally issued by the Company to an arm's length lender (the "Original Lender"), bears interest at 5.0% per annum and matured on February 20, 2021 (the original maturity date of October 15, 2019 having been extended pursuant to an amending agreement dated August 20, 2020).  The Original Lender has assigned the Debenture to its US affiliate (the "Lender") and the Company and the Lender have agreed to the foregoing shares for debt settlement transactions, and also to amend the Debenture (which now has a principal amount outstanding of US$1,400,000) by (a) extending the maturity date to September 30, 2021, and (b) amending the conversion price from US$0.40 to US$0.048.

The definitive Debt Conversion and Amending Agreements between the Company and the Lender, each dated as of April 23, 2021, were entered into following receipt of the approval of the TSX Venture Exchange.

The issuance of common shares to the Lender in partial conversion of principal and accrued and unpaid interest under the Debenture was effected by the Company in reliance on the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by section 3(a)(9) of the U.S. Securities Act.  To the extent that the amendments to the Debenture might be deemed to have involved the offer and sale of a new replacement debenture, the Company also relied on section 3(a)(9) of the U.S. Securities Act.

The Company (with the Lender's consent) determined to partially satisfy the indebtedness under the Debenture with common shares, as described above, in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

Such securities have been issued as "restricted securities" as defined in Rule 144 under the U.S. Securities Act.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On April 28, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ANNOUNCES THAT PRODUCTION OF OIL FROM ITS OIL SANDS PLANT HAS RECOMMENCED AFTER IMPLEMENTING CERTAIN PROCESS ENHANCEMENTS

Fine Tuning of Plant Systems For Continuous Operation Is Underway

Sherman Oaks, California - April 28, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") ( TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, is pleased to announce that the its oil sands plant at Asphalt Ridge (the "POSP") has been restarted after a shutdown to allow for certain additional enhancements that were required to be made to the POSP in order to allow for a more efficient and optimised extraction process. The required additional equipment has now been successfully installed and tested, and the POSP is again producing oil.

George Stapleton, Petroteq COO, commented: "After optimizing the extraction process following initial plant start-up, we determined that certain equipment additions would improve not only the process of extracting bitumen from the oil sands ore but also the removal of clay fines from produced oil.  The required equipment has now been installed and commissioned, and we expect that the projected improvement in operating efficiencies will help support the third-party review of the commerciality of the extraction process. We will look to fine-tune the various plant systems with the view to increasing production rates and, if warranted by operational and economic conditions, moving to a two-shift operation. Much has been learned from operation of this demonstration plant and all of these lessons learned are now being incorporated into the Front End Engineering Design ("FEED") of a 5,000 barrel per day ("BPD") production train, which is currently underway."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. Petroteq is currently focused on developing its oil sands resources at Asphalt Ridge and upgrading production capacity at its heavy oil extraction facility located near Vernal, Utah.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Forward-looking information contained in this press release includes statements concerning: management's expectation that the projected improvement in the POSP's operating efficiencies will help support third-party review of the commerciality of the extraction process; our plan to fine-tune the various plant systems; and our expectation that we will be successful in increasing production rates and moving to a two-shift operation. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, the Company and its partners having the resources and services available to continue and complete work on the POSP and operate it continuously.  In addition, readers are cautioned that there is no certainty that the Company's extraction and processing technology will be commercially viable.

Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions.  Readers are encouraged to review the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.
Alex Blyumkin
Executive Chairman
Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: April 28, 2021	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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